U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2003


                         COMMISSION FILE NUMBER: 0-26029


                          ASIAN STAR DEVELOPMENT, INC.
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
         ______________________________________________________________
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   88-0866395
                     _______________________________________
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                        Unit D-E, 15/F Lever Tech Centre
                              69-71 King Yip Street
                                    Kwun Tong
                                     Kowloon
                                    Hong Kong
                              Tel: (852) 2721-0936
                 _______________________________________________
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

ITEM  4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


          (a)   Previous Independent Accountants

                (i) On February 11, 2003, the Registrant dismissed its certifying accountant since March 14, 2002, Cacciamatta Accountancy Corporation (CAC).

                (ii) The report of CAC on the Registrant's financial statements for the year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                (iv) From the time of CAC's appointment as the Registrant's auditors on March 14, 2002, through the date of this report, there have been no disagreements with CAC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CAC, would have caused CAC to make reference thereto in CAC's report on the financial statements.

                (v) From the time of CAC's appointment as the Registrant's auditors on March 14, 2002, through the date of this report, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                (vi) The Registrant has requested that CAC furnish it with a letter addressed to the Securities and Exchange Commission stating whether CAC agrees with the above statements. A copy of such letter will be provided when received.

          (b)   New Independent Accountants

                (i) On February 6, 2003, the Registrant engaged Mintz & Partners LLP (MPL) as its new independent accountants. During the two most recent fiscal years and through the date of this report, the Registrant has not consulted with CAC on items which (1) are described in Regulation S-K Item 304(a)(2)(i) or (2) concerned the subject matter of a disagreement or reportable event with the former accou8ntants (as described in Regulation S-K Item 304(a)(2)(ii)).


ITEM 7.   FINANCIAL STATEMENTS ABD EXHIBITS

          None.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                  ASIAN STAR DEVELOPMENT, INC.




DATED:  FEBRUARY 11, 2003         BY:  /s/ HARRY TSUI
                                       _________________________
                                           Harry Tsui, President